UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 5, 2020.

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street, Tulsa, OK
(Address of principal executive offices)

74103
(Zip Code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreements

On March 5, 2020, ONEOK, Inc. (“ONEOK”), ONEOK Partners, L.P. (“ONEOK Partners”) and ONEOK Partners Intermediate Limited Partnership (“ONEOK Partners Intermediate” and, together with ONEOK Partners, the “Guarantors”) entered into an underwriting agreement (the “Initial Underwriting Agreement”) with Barclays Capital Inc., Deutsche Bank Securities Inc., Mizuho Securities USA LLC and TD Securities (USA) LLC, as representatives of the underwriters named therein (the “Initial Underwriters”), with respect to the issuance and sale by ONEOK of (i) $400 million aggregate principal amount of its 2.200% notes due 2025 (the “2025 Notes”), (ii) $850 million aggregate principal amount of its 3.100% notes due 2030 (the “2030 Notes”) and (iii) $400 million aggregate principal amount of its 4.500% notes due 2050 (the “initial 2050 Notes”), each guaranteed by the Guarantors.

On March 6, 2020, ONEOK, ONEOK Partners and ONEOK Partners Intermediate entered into an underwriting agreement (the “New Underwriting Agreement” and, together with the Initial Underwriting Agreement, the “Underwriting Agreements”) with Barclays Capital Inc., Deutsche Bank Securities Inc., Mizuho Securities USA LLC and TD Securities (USA) LLC (the “New Underwriters” and, together with the Initial Underwriters, the “Underwriters”), with respect to the issuance and sale by ONEOK of $100 million aggregate principal amount of its 4.500% notes due 2050 (the “additional 2050 Notes” and, together with the initial 2050 Notes, the “2050 Notes” and, together with the 2025 Notes and the 2030 Notes, the “Notes”), guaranteed by the Guarantors.

The Underwriting Agreements contain customary representations, warranties and agreements by ONEOK and the Guarantors, and customary conditions to closing, indemnification obligations of each of ONEOK and the Guarantors, on the one hand, and the Underwriters, on the other hand, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreements is qualified in its entirety by reference to such Underwriting Agreements, copies of which are filed herewith as Exhibits 1.1 and 1.2 and are incorporated herein by reference.

Supplemental Indentures and Notes

On March 10, 2020, ONEOK completed the underwritten public offerings (the “Offerings”) of the Notes. ONEOK registered the sale of the Notes with the Securities and Exchange Commission pursuant to a Registration Statement on Form S-3 (Registration No. 333-219186) filed on July 6, 2017, as supplemented by the Prospectus Supplement dated March 5, 2020 (relating to the 2025 Notes, the 2030 Notes and the initial 2050 Notes) and the Prospectus Supplement dated March 6, 2020 (relating to the additional 2050 Notes), each filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. ONEOK intends to use the net proceeds from the Offerings of approximately $1.73 billion, after deducting underwriting discounts and estimated offering expenses, (i) to repay all amounts outstanding under ONEOK’s commercial paper program and (ii) for general corporate purposes, which may include the repayment of other existing indebtedness and the funding of capital expenditures.

The terms of the Notes and the guarantees related thereto are governed by the Indenture, dated as of January 26, 2012, between ONEOK and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Thirteenth Supplemental Indenture, dated as of March 10, 2020, with respect to the 2025 Notes (the “Thirteenth Supplemental Indenture”), the Fourteenth Supplemental Indenture, dated as of March 10, 2020, with respect to the 2030 Notes (the “Fourteenth Supplemental Indenture”) and the Fifteenth Supplemental Indenture, dated as of March 10, 2020, with respect to the 2050 Notes (the “Fifteenth Supplemental Indenture”).

The Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture and the Fifteenth Supplemental Indenture are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and are each incorporated herein by reference. The form of the 2025 Notes, the form of the 2030 Notes and the form of the 2050 Notes are filed herewith as Exhibits 4.4, 4.5 and 4.6, respectively, and are each incorporated herein by reference. In addition, the legal opinions related to the 2025 Notes, the 2030 Notes and the initial 2050 Notes and the guarantees related thereto are filed herewith as Exhibits 5.1 and 5.2, and the legal opinions related to the additional 2050 Notes and the guarantees related thereto are filed herewith as Exhibits 5.3 and 5.4.

Affiliations

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. The Underwriters and their respective affiliates have provided in the past and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for ONEOK or its subsidiaries for which they will receive customary fees. Affiliates of certain of the Underwriters are also agents and/or lenders under ONEOK’s credit facilities and dealers under ONEOK’s $2.5 billion commercial paper program.

The Trustee and certain of its affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial and investment banking services for ONEOK, ONEOK Partners or ONEOK Partners Intermediate, the guarantors of the Notes, for which they received or will receive customary fees and expenses. The Trustee is a lender under ONEOK’s credit facility and an affiliate of the Trustee is an Initial Underwriter of the 2025 Notes, the 2030 Notes and the initial 2050 Notes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included under “Supplemental Indentures and Notes” in Item 1.01 above is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

ONEOK issued a news release on March 5, 2020, attached hereto as Exhibit 99.1, announcing the pricing of the 2025 Notes, the 2030 Notes and the initial 2050 Notes. This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statement under the Securities Act.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

1.1

Underwriting Agreement, dated March 5, 2020, between ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Barclays Capital Inc., Deutsche Bank Securities Inc., Mizuho Securities USA LLC and TD Securities (USA) LLC, as representatives of the underwriters named therein.

1.2

Underwriting Agreement, dated March 6, 2020, between ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Barclays Capital Inc., Deutsche Bank Securities Inc., Mizuho Securities USA LLC and TD Securities (USA) LLC.

4.1

Thirteenth Supplemental Indenture, dated as of March 10, 2020, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and U.S. Bank National Association, as trustee, with respect to 2.200% Notes due 2025.

4.2

Fourteenth Supplemental Indenture, dated as of March 10, 2020, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and U.S. Bank National Association, as trustee, with respect to 3.100% Notes due 2030.

4.3

Fifteenth Supplemental Indenture, dated as of March 10, 2020, among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and U.S. Bank National Association, as trustee, with respect to 4.500% Notes due 2050.

4.4	Form of Note due 2025 (included in Exhibit 4.1 above).

4.5	Form of Note due 2030 (included in Exhibit 4.2 above).

4.6	Form of Note due 2050 (included in Exhibit 4.3 above).

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of GableGotwals.

5.3	Opinion of Latham & Watkins LLP with respect to the additional 2050 Notes.

5.4	Opinion of GableGotwals with respect to the additional 2050 Notes.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 and 5.3 hereto).

23.2	Consent of GableGotwals (included in Exhibit 5.2 and 5.4 hereto).

99.1	News release of ONEOK, Inc. announcing the pricing of the 2025 Notes, the 2030 Notes and the initial 2050 Notes.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: March 10, 2020	By:	/s/ Walter S. Hulse III
Walter S. Hulse III
Chief Financial Officer, Treasurer and Executive Vice President, Strategic Planning and Corporate Affairs